EXHIBIT 10.19


                            UIL HOLDINGS CORPORATION

                     NON-EMPLOYEE DIRECTORS COMMON STOCK AND
                           DEFERRED COMPENSATION PLAN

SECTION 1.        ESTABLISHMENT OF THE PLAN
                  -------------------------

1.01 THE PLAN. This Non-Employee Directors Common Stock and Deferred Compensation Plan (the "Plan") is established for the benefit of the Eligible Directors of UIL Holdings Corporation (the "Company").


1.02 APPLICABILITY OF THE PLAN. The provisions set forth herein are applicable only to Directors serving on the Board of the Company on or after the Effective Date. The benefits of Directors terminating Service prior to that date shall be governed by the terms of the Plan in effect on the date each of them terminated Service.

1.03 PURPOSE OF THE PLAN. The purpose of the Plan is to provide for payment to each Eligible Director of a portion of his or her compensation for Service as a Director in shares of the Company's Stock, and to allow each Eligible Director to defer the payment of part of the Fees payable to him or her for Service as a Director of the Company, including Fees payable to an Eligible Director for Service as the chairperson or a member of one or more committees of the Board. It is also the purpose of the Plan to provide an incentive for Eligible Directors to continue to contribute to the growth and profitability of the Company by enabling them to share in the appreciation of the value of the Company's Stock.


SECTION 2.        DEFINITIONS
                  -----------

2.01     Whenever  used  in  the  Plan,  the  following  terms  shall  have  the
         respective   meanings  set  forth  below,  unless  otherwise  expressly provided in the Plan:

         (a)      "Beneficiary"  or  "Beneficiaries"  shall  mean the  person or
                  persons   designated  by  a  Participant  in  accordance  with
                  Subsection 6.02 hereof.

         (b)      "Board" shall mean the Board of Directors of the Company.

         (c) "Cash Account" shall mean the unfunded memorandum sub-account maintained by the Company to record that portion of an Eligible Director's Fees that he or she has elected to have deferred and credited with interest pursuant to Subsection 5.02(a) of the Plan, together with the amount of the interest credited from time to time to such sub-account.


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         (d)      "Change in Control" shall mean any of the following events:

                  (1) any merger or consolidation of the Company with any corporate shareholder holding twenty-five percent (25%) or more of the Stock of the Company or with any other corporation that is, or after such merger or consolidation would be, controlled by a shareholder or group of shareholders owning at least twenty-five percent (25%) of the Stock of the Company (an "affiliate" of such shareholder or group of shareholders); or

                  (2) any sale, lease, exchange, mortgage, pledge, transfer or disposition, other than the payment of quarterly cash dividends, to or with any shareholder or group of shareholders holding twenty-five per cent (25%) or more of the Stock of the Company, or any affiliate of such shareholder or group of shareholders, of any assets of the Company having an aggregate fair market value of $40 million or more; or

                  (3) the issuance or sale by the Company of any securities of the Company to any shareholder or group of shareholders holding twenty-five per cent (25%) or more of the Stock of the Company, or to any affiliate of such shareholder or group of shareholders, in exchange for cash, securities or other consideration having an aggregate fair market value of $50 million or more; or

                  (4) the implementation of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any shareholder or group of shareholders owning at least twenty-five per cent (25%) of the Stock of the Company, or any affiliate of such shareholder or group of shareholders; or

                  (5) any reclassification of securities (including a reverse stock split) or recapitalization of the Company, or any other transaction, which has the effect, direct or indirectly, of increasing the proportionate share of outstanding shares of any class of equity securities, or securities convertible into any equity securities, of the Company, that is directly or indirectly owned by a shareholder or group of shareholders owning at least twenty-five percent (25%) of the Stock of the Company, or any affiliate of such shareholder or group of shareholders.

         (e)    "Committee" shall mean the Committee on Directors of the Board.

         (f)    "Company" shall mean UIL Holdings Corporation and any successor.

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         (g)      "Deferred   Compensation  Account"  shall  mean  the  unfunded
                  memorandum account maintained by the Company to record that portion of an Eligible Director's Stock Awards and Fees deferred under the Plan, their hypothetical investment in either a Cash Account, Phantom Stock Unit Account, or some combination thereof, and the accretions to and payments from each such Account.

         (h) "Director" shall mean any person who is duly elected and qualified to serve on the Board and renders Service to the Company.

         (i) "Eligible Director" shall mean a person who renders Service to the Company or The United Illuminating Company on or after May 15, 1996 at a time when he or she is not an employee of the Company or The United Illuminating Company.

         (j) "Fair Market Value" shall mean the average on a particular date of the high and low per share sale prices of shares of Stock on the New York Stock Exchange, as reported on the composite tape, or, if there is no sale on such date, then such average price on the last previous date on which a sale is reported.

         (k) "Fees" shall mean amounts earned for Service as an Eligible Director, including quarterly retainers, Board meeting fees and Board committee chairperson and meeting fees.

         (l) "Grant Date" shall mean a date, on or about March 1, in each of the years 1997 through 2010, inclusive, on which the New York Stock Exchange conducts business; and, unless another date is designated as the Grant Date for such year by the Secretary of the Company (the "Corporate Secretary") on or before February 1 of such year, the Grant Date for such year shall be the first day in March on which the New York Stock Exchange conducts business.

         (m)      "Participant"   shall  mean  a  person  for  whom  a  Deferred
                  Compensation   Account  has  been  established  and  is  being
                  maintained under the Plan.

         (n) "Phantom Stock Unit" shall mean a unit of measurement equivalent to one share of Common Stock of the Company, but excluding all of the attendant rights of a shareholder of such Stock (for example, the right to own, control and vote such Stock) other than the right to be credited with dividends thereon.

         (o) "Phantom Stock Account" shall mean the unfunded memorandum sub-account maintained by the Company pursuant to Subsection 5.02(b) of the Plan to record the number of Phantom Stock Units resulting from Stock Awards and an election by an Eligible Director to have some portion of all of his or her deferred Fees invested in Phantom Stock Units, and shall include all Phantom Stock Units credited as a result of the reinvestment of dividends on Phantom Stock Units.



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         (p)      "Service" shall mean service as a Director,  including service as a member of a committee or committees of the Board, and service as a member of the Board of Directors, including service as a member of a committee or committees of the Board of Directors of The United Illuminating Company.

         (q)      "Stock" shall mean the Common Stock of the Company.

         (r) "Stock Award" shall mean a number of whole and fractional Phantom Stock Units, computed to three decimal places, equal to the sum of 200 plus the quotient resulting from dividing
                  (a) the quarterly retainer Fee payable to an Eligible Director for Service during the first quarter of each fiscal year of the Company during the period commencing January 1, 1997 and ending December 31, 2010, by (b) the Fair Market Value of the Stock on the Grant Date of such year.


SECTION 3.        STOCK AWARDS
                  ------------

3.01 ANNUAL AWARDS. On each Grant Date, in lieu of the quarterly retainer Fee payable to each Participant who has served as a Director for at least six (6) months immediately preceding such Grant date, a Stock Award shall be credited to the Phantom Stock Account of such Participant.

3.02 ELECTION TO RECEIVE ANNUAL AWARD IN SHARES OF STOCK. With respect to each Grant Date, each Eligible Director who would receive a Stock Award pursuant to Subsection 3.01 of the Plan may elect to waive such Stock Award and receive a whole number of shares of Stock, issued by the Company or purchased by the Company for and in the name of such Eligible Director, in lieu of such Stock Award. To the extent that the formula for such Stock Award, as set forth in Subsection 2.01(r) of the Plan does not result in a whole number of shares of Stock, the result shall be rounded downwards to the next whole number, and the value of the fractional share shall be distributed and paid to the Eligible Director promptly in cash. The stock certificate for shares of Stock issued to or purchased for and in the name of an Eligible Director pursuant to this Subsection 3.02 shall be held by the Company for a period of six (6) months following the Grant Date and shall be distributed to him or her as soon as practicable following the expiration of such period; and during such period he or she shall have all the rights of a shareholder of the Company with respect to such shares of Stock, except that such shares of Stock shall not be
         transferrable   other  than  by  will  or  the  laws  of  descent   and
         distribution. An election to waive a Stock Award pursuant to this Subsection 3.02 shall be irrevocable and must be made at least six (6) months in advance of the Grant Date.

3.03 RETIREMENT PROGRAM TERMINATION AWARDS. On and as of the Effective Date, each Eligible Director serving as such on the Effective Date who makes or has made an irrevocable election to waive participation in, and any and all benefits under, any prior retirement program maintained by the Company for Directors, shall have credited to the Phantom


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         Stock Account of such Participant a number of Phantom Stock Units as follows: Ms. Albright 88; Mr. Breslawsky 127; Mr. Carson 717; Mr. Croweak 1,343; Mr. Devlin 672; Ms. Henley-Cohn 326; Mr. Lahey 183; Mr. McFadden 1,250; Mr. O'Keefe 2,059; Mr. Thomas 568.


SECTION 4.        DEFERRAL OF FEES
                  ----------------

4.01 GENERAL PARTICIPATION RULE. An Eligible Director may elect to defer payment of all or a specific portion of all Fees (other than the quarterly retainer Fee payable during the first quarter of a fiscal year of the Company during the period commencing January 1, 1997 and ending December 1, 2010) payable to the Eligible Director more than six
         (6) months after the date of such election until he or she (i) elects to revoke or alter such election with respect to such Fees payable more than six (6) months after the date of such election to revoke, or (ii) terminates Service, or (iii) is paid upon a Change in Control in accordance with Subsection 6.01(d) of the Plan. Elections shall be made by written notice delivered to the Corporate Secretary. Fees shall be considered deferred on the date on which they would have been paid absent the election to defer (the "Deferral Date"). Any Fees deferred pursuant to the Plan shall not be affected by any revocation of a Participant's election and shall be paid only in accordance with
         Section 6 of the Plan, together with increments thereon determined in accordance with Subsection 5.02 of the Plan.

4.02 ELECTION ALTERNATIVES. The election made pursuant to Subsection 4.01 shall designate some portion or all of such Fees treated as if invested in the Participant's (a) Cash Account, or (b) Phantom Stock Account, or some combination thereof. Investment elections shall be made in multiples of twenty-five per cent (.25) (for example, seventy-five per cent (.75) of such deferred Fees treated as being invested in a Cash Account and twenty-five per cent (.25) treated as being invested in a Phantom Stock Account).

4.03 PRE-EFFECTIVE DATE ELECTIONS. Each election by a Participant under and pursuant to the Directors' Deferred Compensation Plan of the Company in effect prior to the Effective Date, shall be and remain in effect under the Plan until revoked in accordance with Subsection 4.01 of the Plan; and each amount in such Participant's Cash Account and number of whole and fractional Phantom Stock Units in such Participant's Phantom Stock Account on the Effective date shall be and remain in such Participant's Cash Account and Phantom Stock Account, respectively, on and as of the Effective Date.



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SECTION 5.        ACCOUNTING FOR AWARDS AND DEFERRALS; HYPOTHETICAL
                  INVESTMENT OF DEFERRALS.
                  -----------------------

5.01 SEPARATE ACCOUNTS. The Company shall maintain a Deferred Compensation Account for each Participant. Such Account shall be maintained with enough specificity to enable the Company to determine the amounts credited, at any particular point in time, to the Participant's Cash Account and/or Phantom Stock Account.

5.02     HYPOTHETICAL INVESTMENT OF DEFERRED COMPENSATION ACCOUNTS.

         (a) Credits to Cash Account. A Participant's Cash Account shall be credited on each Deferral Date with the amount of Fees then deferred and elected to be invested in a Cash Account. On the first day of each calendar quarter, interest shall be credited to the Cash Account of each Participant for each month of the preceding quarter, calculated on the basis of 30-day months and a 360-day year and the balance of such Account on the first day of each month of the preceding quarter (including interest for the preceding month) at the prime rate of Citibank, N.A., its successor, or any other bank approved by the Committee for such purpose, in effect on the first day of each such month.

         (b) Crediting of Phantom Stock Units; Reinvestment of Dividends in Phantom Stock Account; Capital Adjustments. The number of whole and fractional Phantom Stock Units, computed to three decimal places, to be credited to the Phantom Stock Account of a Participant on each Deferral Date shall be equal to the amount of Fees then deferred and elected to be invested in a Phantom Stock Account, divided by Fair Market Value on the Deferral Date. On each dividend payment date with respect to the Stock, the Phantom Stock Account of a Participant shall be credited with an additional number of whole and fractional Phantom Stock Units, computed to three decimal places, equal to the product of the dividend per share then payable, multiplied by the number of Phantom Stock Units then credited to such account, divided by Fair Market Value on the dividend payment date.

                  In the event that the number of outstanding shares of Common Stock of the Company shall be increased or decreased by reason of a stock split, stock dividend, recapitalization, reclassification or other similar change in the Company's capital structure, the number of Phantom Stock Units credited to a Participant's Phantom Stock Account shall be adjusted accordingly by and at the direction of the Board.

                  In the event of a Change of Control or of a termination of the Plan pursuant to Subsection 8.03 of the Plan, the Phantom Stock Units credited to a Participant's Phantom Stock Account shall be converted immediately into a cash equivalent amount and credited to, and shall thereafter be treated in all respects as part of,


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

                  such Participant's Cash Account. The cash equivalent amount added to the Cash Account pursuant to the preceding sentence shall be determined by multiplying the number of Phantom Stock units then standing to the Participant's credit by the highest Fair Market Value on any day within the sixty (60) calendar days preceding the Change in Control or termination of the Plan.


SECTION 6.        PAYMENT OF DEFERRED COMPENSATION ACCOUNT
                  ----------------------------------------

6.01 BENEFITS FOLLOWING TERMINATION OF SERVICE, TERMINATION OF THE PLAN, OR A CHANGE IN CONTROL. Upon termination of a Participant's Service (other than by death) or termination of the Plan pursuant to Subsection
         8.03 of the Plan:

         (a) The amount of a Participant's Cash Account, together with interest accrued thereon, shall be calculated and shall be distributed in substantially equal annual installments (together with interest on the undistributed amount, credited in accordance with Subsection 5.02(a) of the Plan and payable annually, in arrears, with each annual installment) over a period of five or ten years, as elected by the Participant in accordance with Subsection 6.01(c) of the Plan. The first installment (or the lump sum payment) shall be distributed, except in the event of a subsequent Change of Control, promptly following the calendar year in which the Participant's Service terminates or the Plan is terminated; and subsequent installments shall, except in the event of a subsequent Change of Control, be distributed promptly at the beginning of each succeeding calendar year until the entire amount credited to the Participant's Cash Account shall have been distributed. All amounts distributed shall be paid in cash.

         (b) The number of Phantom Stock Units in a Participant's Phantom Stock Account, including Phantom Stock Units credited as a result of reinvested dividends, shall be calculated, and Stock shall be distributed to the Participant, either in a single distribution promptly after the date of such termination of Service or in substantially equal annual installments (together with additional Phantom Stock Units credited as a result of reinvested dividends) over a period of five or ten years, as elected by the Participant in accordance with Subsection 6.01(c) of the Plan. In the event of a single distribution of Stock, (i) the value of any fractional Phantom Stock Unit, calculated by reference to the Fair Market Value of a share of Stock on the date of termination of the Participant's Service, shall be distributed and paid in cash to the Participant, and (ii) the whole number of Phantom Stock Units shall be and become payable in an equal number of shares of Stock, issued by the Company or purchased by the Company for and in the name of the Participant. In the event of payment of Stock in installments, the first installment shall, except in the event of a subsequent Change in Control, be distributed promptly following the calendar year in which the Participant's Service terminates, and subsequent installments shall, except in the event of a subsequent


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                  Change in Control, be distributed promptly at the beginning of each succeeding calendar year until the entire amount credited to the Participant's Phantom Stock Account shall have been distributed. To the extent that an installment calculation does not result in a whole number, the result shall be rounded downwards to the next whole number and that number of shares of Stock, issued by the Company or purchased by the Company for and in the name of the Participant, shall be distributed as and for that installment. Any fractional Phantom Stock
                  Unit payable as part of the final installment shall be valued by reference to the Fair Market Value of a share of Stock on the first business day of the calendar year of payment of the installment and shall be distributed and paid in cash to the Participant promptly. In the event of a single distribution of Stock, or in connection with the first installment of a distribution of Stock in installments, a stock certificate for any shares of Stock distributable on account of Phantom Stock Units credited to the Participant's Phantom Stock Account pursuant to Section 3 or Section 4 of the Plan within six (6) months prior to the date of such termination of Service shall be held by the Company for a period of six (6) months following such date and shall be distributed to the former Director as soon as practicable following the expiration of such period; and during such period the former Director shall have all rights of a shareholder of the Company with respect to such shares of Stock, except that such shares of Stock shall not be transferrable by the former Director other than by will or the laws of descent and distribution.

         (c) An election pursuant to Subsection 6.01(a) or Subsection 6.01(b) of the Plan must be made by written notice delivered to the Corporate Secretary on or before December 31 of the calendar year prior to the date on which the Participant terminates his or her Service or the date of the Plan's termination. Upon written request of the Committee, and in its absolute discretion, a Participant may receive a single lump-sum distribution of his or her Cash Account. Such request must be delivered to the Corporate Secretary prior to the date on which the Participant's Service terminates or the Plan is terminated. In the event that no timely filed payment election is on record with respect to a Participant, and except in the event of a Change of Control, payment of his or her cash Account and Phantom Stock Account shall be made in installments over a five-year period. Except in the event of a Change of Control or the termination of the Plan, no portion of a Deferred Compensation Account shall be distributed to a Participant prior to his or her termination of Service.

         (d) In the event of a Change of Control, whether the same occurs before or after termination of the Participant's Service or after termination of the Plan, all of the Phantom Stock Units credited to a Participant's Phantom Stock Account, including Phantom Stock Units credited as a result of reinvested dividends, shall be converted into a cash equivalent amount, in accordance with Subsection 5.02(b) of the Plan, and all amounts credited to a Participant's Deferred Compensation Account, including the amounts converted into cash equivalents


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                  from  the  Participant's  Phantom  Stock  Account,   shall  be
                  distributed and paid in cash to the Participant immediately in a single lump sum.

6.02 DESIGNATION OF BENEFICIARIES. A Participant's spouse shall be the Participant's Beneficiary under the Plan unless the Participant designates a different Beneficiary and the Participant's spouse consents to such designation. If a Participant leaves no surviving spouse, his or her estate shall be the Beneficiary unless the Participant had designated a different Beneficiary prior to his or her death. A Participant may designate, on a form provided for that purpose by the Corporate Secretary, a Beneficiary or Beneficiaries to receive the cash distributions and/or Stock payments from the Participant's Deferred Compensation Account in the event of his or her death, and the period or periods of payment (not to exceed ten years); and a Participant may direct that such payments be divided in specific portions among two or more Beneficiaries; but no such designation shall be effective until it has been filed by the Participant during his or her lifetime with the Corporate Secretary. Each Participant may, from time to time during his or her lifetime, on a form filed with the Corporate Secretary, revoke or change such designation in any or all respects;  and  the  death  of a  designated  Beneficiary  prior  to or simultaneously  with the  death of the  designating  Participant  shall automatically revoke such designated Beneficiary's status as a Beneficiary.

6.03 PAYMENTS UPON DEATH. Upon a Participant's death, the provisions of Subsections 6.01(a) and 6.01(b) of the Plan shall become applicable to the Participant's Deferred Compensation Account, except that distributions and payments of cash and Stock shall be made to the Beneficiary or Beneficiaries, at the time or times designated by the Participant; provided, however, that in the event of a subsequent Change of Control, or at the election of the executor or administrator of the estate of such Participant, all of the Phantom Stock Units remaining credited to the decedent's Phantom Stock Account, shall be converted into a cash equivalent amount, in accordance with Subsection 5.02(b) of the Plan in the event of a Change in Control, or determined by multiplying the number of such Phantom Stock Units by the Fair Market Value of the Stock on the date of the election of the decedent's executor or administrator, and distributed and paid in cash, together with any amount remaining credited to the decedent's Cash Account on such date, in a lump sum, to such Beneficiary or Beneficiaries.

6.04 PAYMENTS TO INCOMPETENTS. If a court of competent jurisdiction determines that a person entitled to receive any cash amount or Stock to be distributed or paid hereunder is under a legal disability or is otherwise incapacitated so that he or she is unable to manage his or her financial affairs to his or her own best interest and advantage, the Company shall distribute or pay such cash amount or Stock (a) to such person's spouse, (b) or his or her legal guardian or conservator, or (c) to any person, to be held and/or used for such person's benefit, with no responsibility on the part of the Committee or the Company to monitor the application of the same. Distributions and/or payments made pursuant to this Subsection 6.04 shall operate as a complete discharge of the obligations under the Plan of the Company and the Committee in respect of such Participant and all other persons.



                                      -9-
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6.05     PROCEDURE  FOR CLAIMING A PAYMENT.  Any person who believes  himself or herself to be entitled to a distribution or payment pursuant to the Plan may request, in writing, a review by the Committee of such person's entitlement under the Plan. Such a request must be sent to the Corporate Secretary within one year after the Director's termination of Service, or the termination of the Plan or a Change of Control, or, in the case of a Beneficiary, within on year after a Participant's death. After review, the Committee shall, within a reasonable period of time, give, or cause to be given, to the requesting person written notice of its decision. If distribution of any cash amount or payment of any Stock claimed is denied, the decision shall set forth the specific reason(s) for the denial.

6.06 UNCLAIMED BENEFITS. Neither the Company nor the Committee shall be responsible for locating any person to whom cash amounts or Stock are distributable or payable pursuant to the Plan.

6.07 SUSPENSION OF DISTRIBUTIONS UPON RE-ELECTION TO THE BOARD. If a Participant receiving distributions under the Plan returns to Service, distribution or payment of any undistributed or unpaid cash amounts or Stock under the Plan shall be suspended until his or her Service terminates again, or the Plan is terminated pursuant to Subsection 8.02, or a Change of Control occurs, at which time his or her Deferred Compensation Account shall be recomputed and adjusted to give effect to any additional cash amounts or Stock distributable or payable to him or her and to the cash amounts or Stock previously distributed or paid.


SECTION 7.        ADMINISTRATION OF THE PLAN
                  --------------------------

7.01 ACCOUNTS AND RECORDS. The accounts and all records necessary for the administration of the Plan shall be maintained by the Corporate Secretary and shall accurately disclose the history and status of each Participant's Deferred Compensation Account and his or her Cash Account and/or Phantom Stock Account, and all distributions and payments made to each Participant or Beneficiary or other person under the Plan.

7.02 EXPENSES. The expenses of administering the Plan shall be paid out of the general funds of the Company.


SECTION 8.        AMENDMENT OR TERMINATION OF THE PLAN
                  ------------------------------------

8.01 AMENDMENT. The Plan may, at any time and from time to time, be amended or modified in whole or in part by action of the Board;
         provided, however, that:
         --------  -------

         (a) no such amendment shall become effective without the approval of the shareholders of the Company, if and to the extent shareholder approval is required


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

                  in order to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934; and

         (b) the provisions of the Plan that set forth the amounts and the formula for determining the amounts, pricing and timing of Stock Awards may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or rules promulgated by the Internal Revenue Service thereunder; and

         (c) unless required by law, no such amendment or modification shall deprive a Participant of any portion of those Stock Awards and deferred Fees that have been credited to the Participant's Deferred Compensation Account as of the date of such amendment or modification; and

         (d) notice of every such amendment shall be given to each Director and Beneficiary of a deceased Director.

8.02 TERMINATION OF STOCK AWARDS. Unless the Plan is sooner terminated, no Stock Award shall be made after March 5, 2010.

8.03 TERMINATION OF PLAN. The Plan may be terminated prospectively at any time by action of the Board; provided, however, that:
                                      --------  -------

         (a) the amounts then credited to the Deferred Compensation Accounts of the Participants shall be distributed to the Participants as provided in Section 6 of the Plan; and

         (b) unless required by law, no such termination shall deprive a Participant of any portion of those Stock Awards and deferred Fees that have been credited to the Participant's Deferred Compensation Account as of the date of such termination; and

         (c)      the Board shall not  terminate  the Plan solely to  accelerate
                  the   payment  of  any  amounts   previously   credited  to  a
                  Participant's Cash Account or Phantom Stock Account.


SECTION 9.        MISCELLANEOUS PROVISIONS
                  ------------------------

9.01 FUNDING. The Company's obligations under the Plan shall be unfunded; and the Company is not, under any circumstances, required to fund its obligations hereunder. The Company may, in its sole discretion, purchase shares of Stock and/or set aside or invest funds to meet its obligations hereunder in whole or in part. If the Company determines to make such provisions, the manner of making it, and the continuance or discontinuance of such provision is solely within the discretion of the Company.

9.02 A PARTICIPANT'S RIGHT TO ASSETS; ASSIGNMENTS; ENCUMBRANCES. Except with respect to Stock purchased by the Company for and in the name of a Participant pursuant to Subsection 3.02 or Subsection 6.01(b) of the Plan, the Plan confers on a Participant no right, title or interest whatsoever in or to any shares of Stock, or any specific funds or assets of the Company. The Participant has the rights solely of a general, unsecured creditor with respect to the enforcement of and payment from the Plan. Except as aforesaid, if any Stock funds or assets are acquired by the Company in connection with its obligations under this Plan, they shall not be deemed to be held in trust or otherwise for the benefit of the Participant, and the Participant shall have no property right or security interest in such funds or assets; and any Stock funds or assets so acquired shall be, and remain, the general, unpledged and unrestricted funds or assets of the Company. A Participant's right to receive a Stock Award, a Retirement Program Termination Award, shares of Stock in lieu of a Stock Award, and/or payment with respect to Phantom Stock Units, under the Plan is not assignable or transferrable and shall not be subject to any encumbrances, liens, pledges or charges of the Participant or his or her creditors. Any attempt to assign, transfer or hypothecate any such Stock Award, Retirement Program Termination Award, shares of Stock or right to receive payment shall be null and void and of no force or effect whatsoever.

9.03 STOCK. The aggregate number of shares of Stock that may be issued by the Company under the Plan shall not exceed 200,000; provided, however,
                                                              --------  -------
         that in the event of a stock split, stock dividend, recapitalization, reclassification or other similar change in the Company's capital structure, the number of shares of Stock that may be issued by the Company under the Plan shall be appropriately adjusted by and at the direction of the Board. The grant of Stock Awards and the crediting of Phantom Stock Units to Phantom Stock Accounts under the Plan shall not affect in any way the right, power or authority of the Company to issue additional Stocks or other securities, to make adjustments, reclassifications, reorganizations or other changes in its corporate, capital or other business structure, to participate in a merger, consolidation or share exchange, or to transfer its assets, dissolve or liquidate.

9.04     GOVERNMENT REGULATIONS.
         ----------------------

         (a) The obligations of the Company to issue, or purchase, and deliver any shares of Stock payable under the Plan shall be subject to all applicable laws, rules and regulations, and to the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

         (b) Except as otherwise provided in Subsection 8.01 of the Plan, the Board may make such changes in the Plan as may be necessary or appropriate to comply with the rules and regulations of any governmental authority.

9.05 EFFECT OF MISTAKE. In the event of a mistake or misstatement as to the eligibility of any person, or the amount or kind of distributions or payments made or to be made to a Participant or Beneficiary, the Committee shall, to the extent it deems possible, make such adjustments as will in its judgment accord to such Participant or Beneficiary the distributions and payments to which he or she is properly entitled under the Plan. No member of the Board and no officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the administration of the Plan, unless attributable to his or her own fraud or wilful misconduct; and the Company shall not be liable to any person for any such action, unless attributable to fraud or wilful misconduct on the part of a Director, officer or employee of the Company.

9.06 NON-EXPANSION OF RIGHTS. Nothing contained in the Plan shall afford any Director the right to be retained on the Board of Directors of the Company. Neither the provisions of this Plan nor any act of the Committee or the Company hereunder shall be construed as giving to any Director or other person any legal or equitable right or claim against the Company for the payment of any Stock Award or deferred Fees hereunder, except as otherwise specifically provided in the Plan.

9.07 HEADINGS OF SECTIONS AND SUBSECTIONS. The headings of Sections and Subsections are included solely for convenience of reference, and if there is any conflict between such headings and text of the Plan, the text shall control.

9.08 ILLEGALITY OF PARTICULAR PROVISION. The illegality of any particular provision of the Plan shall not affect the other provisions thereof, but the Plan shall be construed in all respects as if such invalid provision were omitted.

9.09 APPLICABLE LAW. The validity, interpretation and administration of the Plan, and the rights of any and all persons having or claiming any interest in or under the Plan, shall be governed by the law of the State of Connecticut, except to the extent preempted by federal law.